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                                  EXHIBIT (10A)


                                FOURTH AMENDMENT
                                       OF
                  USG CORPORATION SUPPLEMENTAL RETIREMENT PLAN

             (As Amended and Restated Effective as of July 1, 1997)


          WHEREAS, USG Corporation Supplemental Retirement Plan (the "Plan"), established effective January 1, 1976 and amended from time to time, was last amended and restated in its entirety effective as of July 1, 1997; and

          WHEREAS, further amendment of the Plan now is considered desirable;

          NOW, THEREFORE, pursuant to the authority delegated to the undersigned by resolution of the Board of Directors of USG Corporation, the Plan be and is further amended, effective November 8, 2000, by substituting the following for subsection 5.3 of the Plan:

"5.3 FUNDING

          Benefits payable under this Plan to a Participant or a Supplemental Plan Beneficiary shall be paid directly by the Employers from their general assets in such proportion as the Company shall determine to the extent such benefits are not paid from a Special Retirement Account (established pursuant to Supplement A of this Plan) or pursuant to a Funding Agreement (as defined in subsection 3.8) or from a so-called `rabbi trust,' an irrevocable grantor trust the assets of which are subject to the claims of creditors of the Employers in the event of their insolvency. The Employers shall not be required to segregate on their books or otherwise any amount to be used for the payment of benefits under this Plan, except as to any amounts paid or payable to a Funding Agreement or to a `rabbi trust.'"

          IN WITNESS WHEREOF, the Company has caused these presents to be signed on its behalf by an officer thereunto duly authorized this 11th day of April, 2001.

                                           USG CORPORATION

                                           By: /s/ Peter K. Maitland
                                              ---------------------------------
                                              Its: Vice President, Compensation,
                                              Benefits And Administration




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